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                                                                    Exhibit 99.2

                                                                  EXECUTION COPY

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                      MERRILL LYNCH MORTGAGE LENDING, INC.,

                                     SELLER

                                       and

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,

                                    PURCHASER

                   MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                            Dated as of March 1, 2007

                     Merrill Lynch Mortgage Investors Trust
           (Mortgage Loan Asset-Backed Certificates, Series 2007-HE2)

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     This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of March 1, 2007
(the "Agreement"), is executed by and between Merrill Lynch Mortgage Lending, Inc. ("MLML" or the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Depositor").

     All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of March 1, 2007, among the Depositor, Wilshire Credit Corporation, as servicer, Option One Mortgage Corporation, as servicer ("Option One"), Litton Loan Servicing LP, as servicer (collectively, the "Servicers"), LaSalle Bank National Association, as master servicer and securities administrator (the "Securities Administrator"), and Citibank, N.A., as trustee (the "Trustee").

                                   WITNESSETH:

     WHEREAS, pursuant to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2006, by and among the Seller, Option One, as seller and servicer, Option One Mortgage Capital Corporation, as seller and obligor, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-7, Option One Owner Trust 2005-8 and Option One Owner Trust 2005-9 (collectively, the "Transferor") (the "Transfer Agreement"), the Seller has purchased or received certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule A (the "Option One Mortgage Loans");

     WHEREAS, the Transfer Agreement is supplemented by a letter, dated as of March 30, 2007, between the Transferor and the Seller (the "Bring Down Letter");

     WHEREAS, the Seller desires to sell, without recourse, all of its rights, title and interest in the Mortgage Loans to the Depositor, to assign all of its rights and interest under the Transfer Agreement and the Bring Down Letter, and to delegate all of its obligations thereunder, to the Depositor; and

     WHEREAS, the Seller and the Depositor acknowledge and agree that the Depositor will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Depositor agree as follows:

                                    ARTICLE I

                          CONVEYANCE OF MORTGAGE LOANS

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     Section 1.01. Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Seller does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Seller in and to the Option One Mortgage Loans identified on Schedule A hereto, having an aggregate principal balance as of the Cut-off Date of $339,501,268.31. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Option One Mortgage Loans on or after March 1, 2007, other than payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Seller's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Seller's rights under any Insurance Policies related to the Option One Mortgage Loans, and the Seller's security interest in any collateral pledged to secure the Option One Mortgage Loans, including the Mortgaged Properties.

     Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Depositor all of its rights and interest under the Transfer Agreement and the Bring Down Letter, other than any servicing rights retained pursuant to the provisions of the Transfer Agreement and the Bring Down Letter, to the extent relating to the Option One Mortgage Loans. Concurrently with the execution hereof, the Depositor tenders the purchase price of $339,501,268.31. The Depositor hereby accepts such assignment, and shall be entitled to exercise all such rights of the Seller under the Transfer Agreement and the Bring Down Letter, as if the Depositor had been a party to such agreements.

     Section 1.02. Delivery of Documents. In connection with such transfer and assignment of the Option One Mortgage Loans hereunder, the Seller does hereby deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Option One Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the Transfer Agreement.

     (a) For Option One Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the account maintained by the Servicer for such purpose have been so deposited.

     Section 1.03. Review of Documentation. The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Option One Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Trustee or one or more of its Custodians on behalf of the Depositor. The Trustee (or its Custodians) is required to review, within sixty
(60) days following the Closing Date, each applicable Mortgage File. If in the course of such review the Trustee (or its Custodians) identifies any material defect, the Seller shall be obligated to cure such defect or to repurchase the related Option One Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Replacement Mortgage Loan therefor, in each case to the same extent and in the same manner specified in the Pooling Agreement.


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     Section 1.04. Representations and Warranties of the Seller.

     (a) The Seller hereby represents and warrants to the Depositor that as of the date hereof that:

          (i) The Seller is a Delaware corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (ii) The execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; none of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the provisions hereof will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the federal stock charter or bylaws of the Seller;

          (iii) The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

          (iv) This Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

          (v) There are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened or likely to be asserted against or affecting the Seller, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

     (b) The representations and warranties of the Transferor with respect to the Option One Mortgage Loans contained in the Transfer Agreement were made as of the date of (or a date specified in) the Transfer Agreement and certain of such representations and warranties have been brought forward to the Closing Date pursuant to the terms of the Bring Down Letter and the Transfer Agreement. The representations and warranties of the Transferor with respect to the Option One Mortgage Loans contained in the applicable Bring Down Letter or Transfer


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Agreement are being made as of the Closing Date. To the extent that any fact, condition or event with respect to an Option One Mortgage Loan constitutes a breach of both (i) a representation or warranty of the Transferor under the Transfer Agreement or Bring Down Letter and (ii) a representation or warranty of the Seller under this Agreement, the sole right or remedy of the Depositor with respect to a breach of such representation and warranty (other than a breach by the Seller of the representations and warranties made pursuant to Sections 1.04(b)(vii) and 1.04(b)(viii) hereof) shall be the right to enforce the obligations of the Transferor under such applicable representation or warranty made by the Transferor.

     The representations and warranties of the Seller with respect to the Option One Mortgage Loans pursuant to Sections 1.04(b)(vii) and 1.04(b)(viii) hereof shall be direct obligations of the Seller. The Depositor acknowledges and agrees that the representations and warranties of the Seller in this Section 1.04(b) (other than the representations and warranties made pursuant to Sections 1.04(b)(vii) and 1.04(b)(viii) hereof) are applicable only to facts, conditions or events that do not also constitute a breach of any representation or warranty made by the Transferor in the Transfer Agreement or Bring Down Letter. With respect to a breach by the Transferor of any representation or warranty made by the Transferor in the Transfer Agreement or Bring Down Letter, if the Transferor fulfills its obligations under the provisions of the Transfer Agreement and Bring Down Letter by substituting for the affected Option One Mortgage Loan a mortgage loan which is not a Replacement Mortgage Loan, the Transferor shall, in exchange for such substitute mortgage loan, provide the Depositor (a) with the applicable Purchase Price for the affected Option One Mortgage Loan or (b) within the two year period following the Closing Date, with a Qualified Substitute Mortgage Loan for such affected Option One Mortgage Loan.

     Subject to the foregoing, the Seller represents and warrants upon delivery of the Option One Mortgage Loans to the Depositor hereunder, as to each, that as of March 1, 2007 (unless otherwise specified):

          (i) The information set forth with respect to the Option One Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Option One Mortgage Loans, and the information with respect to each Option One Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

          (ii) As of the Closing Date, no Option One Mortgage Loan is in foreclosure;

          (iii) As of the Closing Date, each Option One Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code (as determined without regard to Treas. Reg. Section 1.860G-2(a)(3) or any similar rule that treats a defective obligation as a qualified mortgage for a temporary period);

          (iv) The representations and warranties of the Transferor contained in
     Section 7.02 (1), (2), (3), (4, only for Option One Mortgage Loans with respect to which such representation cannot be made as of the date of such Whole Loan Transfer or Securitization), (14), (15), (17), (18), (23), (34),
     (36), and (42) of the Transfer Agreement are hereby restated by the Seller as of the Closing Date;


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          (v) As of the Closing Date, no Option One Mortgage Loan provides for interest other than at either (i) a single fixed rate in effect throughout the term of the Option One Mortgage Loan or (ii) a "variable rate" (within the meaning of Treas. Reg. Section 1.860G-1(a)(3)) in effect throughout the term of the Option One Mortgage Loan;

          (vi) As of the Closing Date, the Seller would not, based on the delinquency status of the Option One Mortgage Loans, institute foreclosure proceedings with respect to any of the Option One Mortgage Loans prior to the next scheduled payment for such Option One Mortgage Loan;

          (vii) None of the Option One Mortgage Loans are "high cost" as defined by applicable predatory and abusive lending laws; No Option One Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor's LEVELS(R) Glossary which is now Version 5.7 Revised, Appendix E);

          (viii) Each Option One Mortgage Loan and the Prepayment Charge associated with the Option One Mortgage Loan at the time it was made complied with all applicable local, state and federal lending laws, including, but not limited to, all applicable predatory and abusive lending laws;

          (ix) No first lien Mortgage Loan in Group One has an original principal balance that exceeds the applicable Freddie Mac loan limit; and

          (x) No mortgage loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

     (c) In the event, a net interest margin securitization transaction is entered into by the Seller or any of its affiliates in which any of the Certificates serve as part or all of the collateral securing such transaction, the Seller additionally represents and warrants as follows:

          (i) The information set forth in the prepayment penalty schedule (including the prepayment penalty summary attached thereto) is complete, true and correct in all material respects on the date or dates when such information is furnished and each prepayment penalty is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor's rights generally or the collectability thereof may be limited due to acceleration in connection with a foreclosure) under applicable federal, state and local law;

          (ii) The Servicer will not waive any prepayment penalty or part of a prepayment penalty unless such waiver would maximize recovery of total proceeds taking into account the value of such prepayment penalty and related mortgage loan and doing so is standard and customary in servicing mortgage loans similar to the mortgage loans (including any waiver of a prepayment penalty in connection with a refinancing of a mortgage loan that is related to a default or a reasonably foreseeable default), and in no event will it waive a prepayment penalty in connection with a refinancing of a mortgage loan that is not related to a default or a reasonably foreseeable default;


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          (iii) The Seller shall ensure that the related Servicer will not waive any part of any prepayment penalty unless the waiver relates to a default or a reasonably foreseeable default, the prepayment penalty would cause an undue hardship to the related borrower, the Mortgaged Property is sold by the Mortgagor, the collection of any prepayment penalty would violate any relevant law or regulation or the waiving of the prepayment penalty would otherwise benefit the Trust Fund and it is expected that the waiver would maximize recovery of total proceeds taking into account the value of the prepayment penalty and related Option One Mortgage Loan and doing so is standard and customary in servicing similar Option One Mortgage Loans (including any waiver of a prepayment penalty in connection with a refinancing of an Option One Mortgage Loan that is related to a default or a reasonably foreseeable default). The Servicer will not waive a prepayment penalty in connection with a refinancing of an Option One Mortgage Loan that is not related to a default or a reasonably foreseeable default.

     It is understood and agreed that the representations and warranties set forth in Section 1.04(b) and (c) herein shall survive delivery of the Mortgage Files and the Assignment of Mortgage of each Option One Mortgage Loan to the Depositor. Upon discovery by any of the Transferor, the Seller or the Depositor of a breach of any of the foregoing representations and warranties that adversely and materially affects the value of the related Option One Mortgage Loan, and, that does not also constitute a breach of a representation or warranty of the Transferor in the Transfer Agreement or Bring Down Letter, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of the discovery of any such breach, the Seller shall either (a) cure such breach in all material respects, (b) repurchase such Option One Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two year period following the Closing Date, substitute a Replacement Mortgage Loan for the affected Option One Mortgage Loan. The Seller hereby indemnifies and holds the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor, the Servicers and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and any other costs, fees and expenses that the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor, the Servicers and any Certificateholder may sustain in connection with any actions of the Seller relating to a repurchase of an Option One Mortgage Loan other than in compliance with the terms of Section 2.03 of the Pooling Agreement and this Agreement, to the extent that any such action causes (i) any federal or state tax to be imposed on the Issuing Entity or any REMIC provided for in the Pooling Agreement, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860(d)(1) of the Code, or (ii) any REMIC created in the Pooling Agreement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     Section 1.05. Grant Clause. It is intended that the conveyance of the Seller's right, title and interest in and to Option One Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Seller hereby grants to the Depositor a first priority security interest in all of the Seller's right, title and interest in, to and under, whether now owned


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or hereafter acquired, such Option One Mortgage Loans and other property; and
(3) this Agreement shall constitute a security agreement under applicable law.

     Section 1.06. Assignment by Depositor. The Depositor shall have the right, upon notice to but without the consent of the Seller, to assign, in whole or in part, its interest under this Agreement with respect to the Option One Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

     Section 2.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 2.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     Section 2.03. Amendment. This Agreement may be amended from time to time by the Seller and the Depositor, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or correct any mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Pooling Agreement or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to modify, alter, amend, add to or rescind any of the terms or provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Holder. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

     (a) This Agreement may also be amended from time to time by the Seller and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided,


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however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Option One Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

     (b) It shall not be necessary for the consent of Holders under this Section
2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

     Section 2.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 2.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     Section 2.07. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     Section 2.08. Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.


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

     Section 2.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]


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     IN WITNESS WHEREOF, the Seller and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        MERRILL LYNCH MORTGAGE LENDING, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:
                                            ------------------------------------
                                        Name: Paul Park
                                        Title: Authorized Signatory

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE

                           On file at the offices of:
                                   Dechert LLP
                                   Cira Centre
                                2929 Arch Street
                      Philadelphia, Pennsylvania 19104-2808
                             Attn: Steven J. Molitor